FEBRUARY 27, 2026
SUPPLEMENT TO
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS DATED NOVEMBER 26, 2025
IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY
This Supplement contains new and additional information regarding Hartford Quality Value ETF and should be read in connection with your Prospectus.
Effective on or about April 30, 2026, certain changes will be made to Hartford Quality Value ETF (the “Fund”). These changes include: (i) enhancements to the Fund’s principal investment strategy and changes to its principal investment risks; and (ii) changes to the Fund’s name, portfolio manager and ticker symbol. A summary of the changes effective on or about April 30, 2026 is set forth below.
(1) The Fund’s name will change to Hartford Alpha Capture Value ETF. References to Hartford Quality Value ETF in the above referenced Prospectus are deleted and replaced with Hartford Alpha Capture Value ETF.
(2) The Fund’s ticker will change from QUVU to ACVU.
(3) Under the heading “Hartford Quality Value ETF Summary Section –  Principal Investment Strategy” in the above referenced Prospectus, the sub-section entitled “Principal Investment Strategy” will be deleted in its entirety and replaced with the following:
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in common stocks of issuers located in the United States. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research to identify undervalued companies in the marketplace relative to a variety of characteristics. The Fund may invest in a broad range of market capitalizations but tends to focus on large-capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Value Index. The Fund’s portfolio seeks to be broadly diversified by company and industry. Based on market or economic conditions, the Fund may, through its normal stock selection process, focus on one or more sectors of the market.
The Fund’s portfolio manager selects stocks from an investment universe populated by multiple fundamental equity investment teams at the sub adviser, Wellington Management, with different investment approaches. Each fundamental equity team has a distinct investment philosophy and analytical process to identify securities. The Fund’s investment universe represents a wide range of investment philosophies, companies, industries and market capitalizations. The Fund’s portfolio manager chooses a subset of companies from the investable universe for inclusion in the portfolio to seek to create a portfolio of high conviction stocks based on the views of the fundamental equity investment teams. The Fund’s portfolio manager also may invest a portion of the Fund’s assets in securities that the portfolio manager believes may complement the Fund’s total risk profile. The Fund’s portfolio manager does not allocate a set percentage to any investment approach or security but instead seeks a flexible and diversified Fund profile. The portfolio manager also uses quantitative portfolio construction tools as part of their process.
(4) Under the heading “Hartford Quality Value ETF Summary Section –  Principal Risks” in the above referenced Prospectus, the following risks will be added after “Market Price Risk”:
Quantitative Investing Risk –  The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in the analysis, the weights placed on each factor, and changes in the historical trends of the factors.
Active Trading Risk –  Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
(5) Under the heading “Hartford Quality Value ETF Summary Section - Management” in the above referenced Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Thomas S. Simon, CFA	Senior Managing Director and Portfolio Manager	2026
(6) Under the heading “Additional Information Regarding Investment Strategies and Risks –  Quality Value ETF” in the above referenced Prospectus, the first paragraph is deleted in its entirety and replaced with the following:

The Fund’s portfolio manager selects multiple fundamental investment teams with complementary investment approaches to identify securities for inclusion in the Fund’s investment universe. The fundamental equity investment teams use what is sometimes referred to as a “bottom up” approach. In analyzing a prospective investment, the fundamental equity investment teams use fundamental analysis and look at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential.
(7) Under the heading “More Information about Risks” in the above referenced Prospectus, a “√” will be added next to “Active Trading Risk” for the Fund in the risk table. “Quantitative Investing Risk” will also be added to the risk table and checked with a “√” for the Fund and the corresponding risk disclosure will be added:
QUANTITATIVE INVESTING RISK — The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause the Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help the Fund to achieve its investment objective.
(8) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Quality Value ETF” in the above referenced Prospectus, the portfolio manager information will be deleted in its entirety and replaced with the following:
Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2026. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
To implement the revisions to the investment strategy, it is expected that the Fund will sell certain of the portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.
This Supplement should be retained with your Prospectus for future reference.
HV-7769ETF
February 2026